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                                                                   Page 11 of 55

                                  EXHIBIT 10-2

                                  BILL OF SALE

                  THIS BILL OF SALE made as of the 25th day of May, 2004, by and between GBC Liquidating Corp., a New York corporation (the "Seller"), and St. Paul Associates, LLC, a New York limited liability company (the "Buyer").

                                   WITNESSETH:

         That Seller, pursuant to the Note Purchase Agreement, dated as of May 25, 2004, between Seller and Buyer (the "Agreement"), for and in consideration of the purchase price and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby (a) grant, bargain, sell, assign, convey, transfer and deliver, without recourse, unto Buyer, its successors and assigns, all right, title and interest of Seller in, to, under and by virtue of the properties and assets, all as the same exist on the date hereof (the "Assets"), described on Schedule A attached; and (b) authorize Buyer to file amendments to all financing statements filed in New York State showing High Falls Brewing Company, LLC as debtor and Seller as secured party of record, which amendments shall assign to Buyer all of Seller's rights under such financing statements:

         TO HAVE AND TO HOLD the Assets hereby sold and transferred to the Buyer and its successors and assigns FOREVER.

                            [Signature Page Follows]

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                                                                   Page 12 of 55

         IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed and attested, all as of the day and year first above written.

Attest:                                   SELLER:

                                          GBC Liquidating Corp.

__________________________

                                          By: /s/ Steven M. Morse
                                          Name: Steven M. Morse
                                          Title: Vice President & CFO

Attest:                                   BUYER:

                                          St. Paul Associates, LLC

__________________________

                                          By: /s/ Samuel T. Hubbard, Jr.
                                          Name: Samuel T. Hubbard, Jr.
                                          Title: President

State of                 )
County of                ) ss:

         On the _____ day of ___________________ in the year 20___, before me, the undersigned, a Notary Public in and for said State, personally appeared __________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                ________________________________
                                                Notary Public

State of                 )
County of                ) ss:

On the _____ day of ___________________ in the year 20___, before me, the undersigned, a Notary Public in and for said State, personally appeared __________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the

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                                                                   Page 13 of 55

within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                ________________________________
                                                Notary Public

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                                                                   Page 14 of 55

                                   SCHEDULE A

         1. Security Agreement dated as of December 15, 2000 between HFBC and The Genesee Brewery, Inc.

         2. Contingent Trademark Assignment dated as of December 15, 2000 between HFBC and The Genesee Brewing Company, Inc.

         3. Security Agreement Amendment No. 1 between The Genesee Brewing Company, Inc. and HFBC dated as of July 30, 2002.

         4.       All financing statements filed by GBC against HFBC.

         5. Amended and Restated Subordinated Promissory Note of even date with this Bill of Sale in the principal amount of $4,000,000, executed by High Falls Brewing Company, LLC, as Maker, and payable to GBC Liquidating Corp., as Payee.